UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Information Statement
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DYNAMIC AEROSPACE SYSTEMS CORPORATION
(Name of Registrant As Specified In Its Charter)

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DYNAMIC AEROSPACE SYSTEMS CORPORATION

3753 PLAZA DR

ANN ARBOR, MI, 48108

Telephone: 734-773-3776

Notice of Action by Written Consent of

Stockholders to be Effective on or after September 6, 2026

Dear Shareholder:

We are furnishing this notice and the accompanying Information Statement to the holders of shares of common stock of Dynamic Aerospace Systems Corporation, a Nevada corporation (the “Company”), for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.

The purpose of the Information Statement is to notify our stockholders that effective on July 1, 2026, the Company’s Board of Directors (the “Board”) approved, and recommended to the Shareholders of the Company, and that on July 1, 2026, the holder of 17,997,000 shares of the Company’s common stock and 18,588,700 shares of Series A Preferred Stock (the “Consenting Shareholder”), representing approximately 74% of the total voting power of the Company’s voting securities, approved by written consent in lieu of a special meeting of stockholders the following proposal (the “Action”):

To (i) approve a Certificate of Amendment (the “Certificate of Amendment”)to our Amended and Restated Articles of Incorporation to effectuate a reverse split of the shares of Common Stock and Class B Common Stock of the Company at a ratio of not less than 1-for-1.5 and not greater than 1-for-200, such ratio to be determined by the Company’s Board of Directors (the “Reverse Stock Split”) at any time before filing the Certificate of Amendment with the State of Nevada; (ii) approve the filing of the Certificate of Amendment to effectuate the Reverse Stock Split; and (iii) authorize any other action deemed necessary to effectuate the Reverse Stock Split, without further approval or authorization of our stockholders, at any time within 12 months of the approval of the Action.

The required consent of at least a majority of the votes allocated to our voting shares was given for each of the actions listed above.

The Board believes it would not be in the best interests of our company and our stockholders to incur the costs of holding a meeting or of soliciting proxies or consents from additional shareholders in connection with these actions. Based on the foregoing, the Board has determined not to call a meeting of shareholders to authorize these actions.

A copy of the form of Certificate of Change to effectuate the Reverse Stock Split is attached hereto as Appendix A.

Pursuant to Rule 14c-2 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), the Actions will become effective on or after September 6, 2026, which is 20 calendar days following the date we first mailed the Information Statement to our shareholders.

The accompanying Information Statement is being furnished to our shareholders for informational purposes only, pursuant to Section 14(c) of the Exchange Act and the rules and regulations prescribed thereunder. As described in the Information Statement, the Action has been approved by stockholders representing more than a majority of the voting power of our outstanding capital stock. We are not soliciting your proxy or consent in connection with the matters discussed above. You are urged to read the Information Statement in its entirety for a description of the Action approved by the Consenting Shareholder.

The Information Statement is being mailed on or about August 17, 2026, to stockholders of record as of August 11, 2026.

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THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

This notice and the accompanying Information Statement is also available at www. https://www.dynamicaerosystems.com. This website also includes copies of our Annual Report on Form 10-K for the year ended December 31, 2025, and our Quarterly Reports on Form 10-Q for the periods ended March 31 and June 30, 2026. Stockholders may request a copy of the Information Statement and such Forms 10-Q by contacting our main office at 734-773-3776.

WE ARE NOT ASKING YOU FOR A

PROXY AND YOU ARE REQUESTED NOT

TO SEND US A PROXY

The corporate actions are taken by consent of the holder of (and the holder of the right to vote) a majority of the voting capital stock, pursuant to Nevada law. Proxies are not being solicited because the holder of approximately 74% of the total voting power of the Company’s securities holds more than enough votes to effect the proposed actions and has voted in favor of the proposal contained herein.

By Order of the Board of Directors

August 11, 2026	/s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer and Chairman

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DYNAMIC AEROSPACE SYSTEMS CORPORATION

3753 PLAZA DR

ANN ARBOR, MI, 48108

Telephone: 734-773-3776

INFORMATION STATEMENT

Dated August 11, 2026

NO VOTE OR OTHER ACTION OF THE STOCKHOLDERS OF DYNAMIC AEROSPACE SYSTEMS CORPORATION IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY.

General Information

This Information Statement is being mailed on or about August 17, 2026, to the holders of record at the close of business on August 11, 2026 (the “Mailing Record Date”) of shares of the common stock of Dynamic Aerospace Systems Corporation, a Nevada corporation (the “Company”), in connection with action taken by the holder of a majority of the Company’s voting power of the Company’s securities with regard to the following proposal (the “Action”):

To (i) approve a Certificate of Amendment (the “Certificate of Amendment”)to our Amended and Restated Articles of Incorporation to effectuate a reverse split of the shares of Common Stock and Class B Common Stock of the Company at a ratio of not less than 1-for-1.5 and not greater than 1-for-200, such ratio to be determined by the Company’s Board of Directors (the “Reverse Stock Split”) at any time before filing the Certificate of Amendment with the State of Nevada; (ii) approve the filing of the Certificate of Amendment to effectuate the Reverse Stock Split; and (iii) authorize any other action deemed necessary to effectuate the Reverse Stock Split, without further approval or authorization of our stockholders, at any time within 12 months of the approval of the Action.

In order to obtain the approval of our stockholders for the Action, the Company could have convened a special meeting of the stockholders for the specific purpose of voting on such matters. However, Section 78.320 of the NRS provides that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding shares of common stock having not less than the minimum number of votes that would be necessary to take such action. In order to eliminate the costs and management time involved in holding a meeting and obtaining proxies and in order to effect the above Action as early as possible in order to accomplish the purposes hereafter described, the Company elected to utilize the written consent of the holders of a majority of the outstanding shares of the Company’s Common Stock.

As of the close of business on the July 1, 2026 (the “Voting Record Date”), the Company had a total of 29,626,787 shares of Common Stock outstanding and entitled to vote on the Proposal. Each share of Common Stock outstanding as of the close of business on the Voting Record Date was entitled to one vote.

Effective on July 1, 2026, the Company’s Board of Directors (the “Board”) approved and recommended the Action to the Shareholders of the Company, and on July 1, 2026, the holder of 17,997,000 shares of the Company’s common stock and 18,588,700 shares of Series A Preferred Stock (the “Consenting Shareholder”), representing approximately 74% of the total voting power of the Company’s voting securities, approved by written consent in lieu of a special meeting of stockholders the Action.

Thus, your consent is not required and is not being solicited in connection with the approval of the Action.

The Company is providing notice of the taking of the corporate actions described above without a meeting of stockholders to all stockholders who did not consent in writing to such actions. This Information Statement serves as such notice. This Information Statement will be mailed on or about August 17, 2026, to stockholders of record as of the Mailing Record Date, and is being delivered to inform you of the corporate actions described hereunder before such actions take effect in accordance with Rule 14c-2 of the Exchange Act.

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The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s voting securities held of record by them, and the Company will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Except as otherwise described herein, No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Action, which is not shared by all other holders of our Common Stock.

Once our Board decides to implement the Reverse Stock Split and determines the ratio, the Reverse Stock Split will become effective on the date of filing of the Certificate of Amendment with the office of the Secretary of State of the State of Nevada. Additionally, the Certificate of Amendment may not be filed until at least 20 calendar days after the mailing of this Information Statement.

The Certificate of Amendment will be effective when filed with the Nevada Secretary of State. We will not make such filing until on or after September 6, 2026, a date that is 20 calendar days after this Information Statement is first sent to our stockholders.

Under the NRS, our stockholders are not entitled to dissenters’ rights with respect to the Action.

Voting Securities

The holders of shares of our Common Stock are entitled to vote on all matters that properly come before the shareholders for vote. The shares of Class B Common Stock have no voting rights.

The record date (the “Voting Record Date”) for the Action was July 1, 2026. As of the Voting Record Date, the authorized capital stock of the Company consisted of 325,000,000 shares of Common Stock, par value $0.0001 per share, of which 29,626,787 shares were issued and outstanding; 50,000,000 shares of Class B Common Stock, of which 15,374,651 were issued and outstanding; and 225,000,000 shares of Preferred Stock.

The series of Preferred Stock that have been designated to date are as follows: Series A Preferred Stock: 25,000,000 designated, of which 24,138,552 shares are issued and outstanding; Series A.1 Preferred Stock, 25,000,000 designated, of which 201,667 shares are issued and outstanding; Series B Preferred Stock: 100 shares designated, of which 4 shares are issued and outstanding; Series C Preferred Stock: 329,289 shares designated, of which 329,223 shares are issued and outstanding; Series D Preferred Stock: 115,502 shares designated, of which 115,502 shares are issued and outstanding; Series D.1 Preferred Stock, 25,000,000 designated, of which 1,273,271 shares are issued and outstanding; and Series E Preferred Stock, 25,000,000 designated, of which 323,530 shares are issued and outstanding.

The shares of Series A Preferred Stock have 10:1 voting rights, meaning that each share of Series A Preferred Stock shall have 10 votes for each share of Series A Preferred Stock held by the holder of those shares of Series A Preferred Stock. The shares of Series A.1 Preferred Stock have 10:1 voting rights, meaning that each share of Series A.1 Preferred Stock shall have 10 votes for each share of Series A.1 Preferred Stock held by the holder of those shares of Series A.1 Preferred Stock.

Additionally, there were 4 shares of our Series B Preferred Stock outstanding, held by members of the Company’s Board of Directors. All of the shares of Series B Preferred Stock together have voting power equal to 200% of the total voting power of all other Classes or series of outstanding shares, and each share of Series B Preferred Stock has a fractional portion of that aggregate vote.

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The shares of Series C and Series D Preferred Stock have 1:1 voting rights, meaning that each share of Series C and Series D Preferred Stock have one vote for each one share of Series C and Series D Preferred Stock, respectively, held by the holder of those shares.

The shares of Series D.1 and Series E Preferred Stock have 1:1 voting rights, meaning that each share of Series D.1 and Series E Preferred Stock have one vote for each one share of Series D.1 and Series E Preferred Stock, respectively, held by the holder of those shares.

Approval of the Action requires the affirmative consent of a majority of the total voting power of the Company’s securities issued and outstanding on the Voting Record Date. The quorum necessary to conduct business of the stockholders consists of a majority of the total voting power of the Company’s securities issued and outstanding on the Voting Record Date.

The holders of our Common Stock are entitled to one vote for each share held on all matters submitted to a vote of the stockholders.

As of the Voting Record Date, ACP owned 17,997,000 shares of Common Stock (entitled to one vote per share) and 18,588,700 shares of Series A Preferred Stock (entitled to ten votes per share, or a total of 185,887,000 votes). As such, ACP had approximately 74% of the total voting power of the Company’s securities with regard to the Action, which voting power exceeds the majority of the issued and outstanding voting power of the Company’s securities on the Voting Record Date. ACP voted to approve the Action and had the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

Pursuant to the Company’s existing Bylaws and the NRS, the holders of the issued and outstanding shares of Common Stock, or Preferred Stock voting rights, representing a majority of voting power may approve and authorize the Action by written consent as if such Action was undertaken at a duly called and held meeting of stockholders. In order to significantly reduce the costs and management time involved in soliciting and obtaining proxies to approve the Action, and in order to effectuate the Action as early as possible, the Board elected to utilize, and did in fact obtain, the Written Consent of ACP. The Written Consent satisfies the stockholder approval requirement for the Action. Accordingly, under the NRS and the Bylaws, no other approval by the Board or shareholders of the Company is required in order to effectuate the Action.

Forward-Looking Statements

This Information Statement contains or incorporates both historical and “forward-looking” statements. Words such as “anticipates,” “believes,” “expects,” “intends,” “future” and similar expressions identify forward-looking statements. Any such forward-looking statements in this report reflect the Company’s current views with respect to future events and financial performance and are subject to a variety of factors that could cause the Company’s actual results to differ materially from historical results or from anticipated results expressed or implied by such forward-looking statements. There may be events in the future that cannot be accurately predicted or over which the Company has no control. Stockholders should be aware that the occurrence of the events described in this Information Statement or in the documents incorporated herein by reference could have a material adverse effect on the Company’s business, operating results and financial condition or ability to consummate the transaction. Examples of these risks include, without limitation, the risks disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

The forward-looking statements are not guarantees of future performance, events or circumstances, and actual results may differ materially from those contemplated by the forward-looking statements. Forward-looking statements herein or in documents incorporated herein by reference speak only as of the date of this Information Statement or the applicable document incorporated herein by reference (or such earlier date as may be specified therein), as applicable, are based on current assumptions and expectations or assumptions and expectations as of the date of the document incorporated herein by reference, and are subject to the factors above, among other things, and involve risks, events, circumstances, uncertainties and assumptions, many of which are beyond the Company’s ability to control or predict. You should not place undue reliance on these forward-looking statements. The Company do not intend to, and do not undertake an obligation to, update these forward-looking statements in the future to reflect future events or circumstances, except as required by applicable securities laws and regulations. For more information, see the section entitled “Where You Can Find More Information” later in this Information Statement. The results presented for any period may not be reflective of results for any subsequent period.

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You should carefully read and consider the cautionary statements contained or referred to in this section in connection with any subsequent written or oral forward-looking statements that may be issued by the Company or persons acting on the Company’s behalf, and all future written and oral forward-looking statements attributable to the Company, are expressly qualified in their entirety by the foregoing cautionary statements.

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth as of the Voting Record Date, certain information concerning the beneficial ownership of our capital stock, including our common stock:

•	Each stockholder known by us to own beneficially 5% or more of any class of our outstanding stock,
•	Each director,
•	Each named executive officer,
•	All our executive officers and directors as a group, and
•	Each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of any class of our outstanding stock.

Beneficial ownership of the voting stock is determined in accordance with the rules of the Exchange Act. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days from the date of this prospectus. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all executive officers and directors as a group. Except as indicated in the footnotes below, the stockholders listed below possess sole voting and investment power with respect to their shares. The information below is based on 29,626,787 shares of our common stock, 24,138,552 shares of Series A Preferred Stock, and 4 shares of Series B Preferred Stock outstanding.

The percentage of voting power of Series A Preferred Stock in the table below is calculated based on the voting power of 24,138,552 shares of Series A Preferred Stock outstanding as of the date of this prospectus; holders of which are entitled to the voting rights of 10:1, meaning each share of Series A Preferred Stock has ten (10) common stock votes for each one (1) share of Series A Preferred Stock held.

The percentage of voting power of Series B Preferred Stock in the table below is calculated based on the voting power of 4 shares of Series B Preferred Stock outstanding as of the date of this prospectus; holders of which are entitled to the voting rights of two hundred percent (200%) of the total voting power of all holders of the Company’s common and preferred stock then outstanding, but not including the Series B Preferred Stock divided by the number of shares of Series B Preferred Stock issued and outstanding at the time of voting.

Except as otherwise noted, the persons named in the table have sole voting and dispositive power with respect to all shares of voting stock beneficially owned, subject to community property laws where applicable. Unless otherwise noted, the address of each person listed below is c/o Dynamic Aerospace Systems Corporation, 3753 Plaza Dr., Ann Arbor, MI, 48108.

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Name, Title, and Address of beneficial owner(1)	Number of Shares of Common Stock	Percentage Ownership	Series A Preferred Stock(8)	Series B Preferred Stock(9)	Total Voting Power(10)
Aerospace Capital Partners, LLC 401 Ryland Street, Suite 200-A Reno, NV 89502	17,997,000	60.75%	18,588,700	-	203,584,000

Kent B. Wilson(1) Chief Executive Officer, Chairman of the Board	18,097,000	61.08%	18,750,067	1	342,871,157

Jeff Hail(2) Chief Operating Officer, Director	17,997,000	60.75%	18,933,400	1	344,704,487

Ian Kantrowitz(3) Vice President, Director	17,997,000	60.75%	18,588,700	1	340,957,487

Shannon Rigney(4) Vice President, Director	17,997,000	60.75%	18,588,700	1	340,957,487

Robin Hoops(5) Chief Financial Officer	-	0.00%	-	-	-

Ron J. Rich(6) Director	10,000	0.03%	-	-	10,000

Jorge L. Torres(7) Director	10,000	0.03%	-	-	10,000

All Officers and Directors as a Group (7 persons)(11)	18,117,000	61.11%	19,124,767	4	758,758,616

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(1)

Mr. Wilson is a member of Aerospace Capital Partners, LLC (“ACP”), and owns 40% of ACP. Mr. Wilson owns directly 100,000 shares of the Company’s common stock and 191,667 shares of Series A Preferred Stock. Additionally, Mr. Wilson owns indirectly (through ACP) 17,997,000 shares of common stock, and 18,588,700 shares of Series A Preferred Stock. Mr. Wilson disclaims beneficial ownership of the shares of common stock and Series A Preferred Stock held by ACP except to the extent of his pecuniary interest therein. Additionally, Mr. Wilson received 2,000,000 Restricted Stock Units (“RSUs”) on December 12, 2025. Ten percent of the RSUs vest on December 12, 2026; another 30% vest on December 12, 2027; and the final 60% vest on December 12, 2028. The vested RSUs will be settled in shares of the Company's common stock six (6) months after the vesting date.

(2)

Mr. Hail is a member of ACP that beneficially owns 30% of ACP. Mr. Hail does not own any shares of the Company’s common stock directly. All shares of common stock reflected in the table above are owned by ACP. Additionally, Mr. Hail owns indirectly (through ACP) 18,588,700 shares of Series A Preferred Stock, and owns directly 375,000 shares of Series A Preferred Stock, for a total of 18,939,700 shares of Series A Preferred Stock. Mr. Hail owns 30% of ACP. Mr. Hail disclaims beneficial ownership of the shares of common stock and Series A Preferred Stock held by ACP except to the extent of his pecuniary interest therein. Additionally, Mr. Hail received 1,500,000 Restricted Stock Units (“RSUs”) on December 12, 2025. Ten percent of the RSUs vest on December 12, 2026; another 30% vest on December 12, 2027; and the final 60% vest on December 12, 2028. The vested RSUs will be settled in shares of the Company's common stock six (6) months after the vesting date.

(3)

Mr. Kantrowitz is a member of ACP. Mr. Kantrowitz does not own any shares of the Company’s common stock directly. All shares of common stock reflected in the table above are owned by ACP. Additionally, Mr. Kantrowitz owns indirectly (through ACP) 18,588,700 shares of Series A Preferred Stock. Mr. Kantrowitz owns 15% of ACP. Mr. Kantrowitz disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. Additionally, Mr. Kantrowitz received 1,500,000 Restricted Stock Units (“RSUs”) on December 12, 2025. Ten percent of the RSUs vest on December 12, 2026; another 30% vest on December 12, 2027; and the final 60% vest on December 12, 2028. The vested RSUs will be settled in shares of the Company's common stock six (6) months after the vesting date.

(4)

Ms. Rigney is a member of ACP. Ms. Rigney does not own any shares of the Company’s common stock directly. All shares of common stock reflected in the table above are owned by ACP. Additionally, Ms. Rigney owns indirectly (through ACP) 18,588,700 shares of Series A Preferred Stock. Ms. Rigney owns 15% of ACP. Ms. Rigney disclaims beneficial ownership of the shares of common stock and Series A Preferred Stock held by ACP except to the extent of his pecuniary interest therein. Additionally, Ms. Rigney received 1,500,000 Restricted Stock Units (“RSUs”) on December 12, 2025. Ten percent of the RSUs vest on December 12, 2026; another 30% vest on December 12, 2027; and the final 60% vest on December 12, 2028. The vested RSUs will be settled in shares of the Company's common stock six (6) months after the vesting date.

(5)

Ms. Hoops received 500,000 Restricted Stock Units (“RSUs”) in connection with her appointment as CFO on March 16, 2026. Ten percent of the RSUs vest on April 9, 2027; another 30% vest on April 9, 2028; and the final 60% vest on April 9, 2029. The vested RSUs will be settled in shares of the Company's common stock six (6) months after the vesting date.

(6)

Includes 10,000 shares vested on April 12, 2026 pursuant to 100,000 RSUs issued to Mr. Rich on March 19, 2025, in connection with his appointment to the Board. Ten percent of the RSUs vested on March 19, 2026; another 30% of the RSUs vest on March 19, 2027; and the final 60% of the RSUs vest on March 19, 2028. Mr. Rich also received an additional 100,000 RSUs on October 1, 2025. Ten percent of those RSUs will vest on October 1, 2026; another 30% will vest on October 1, 2027; and the final 60% will vest on October 1, 2028. The vested RSUs will be settled in shares of the Company's common stock six (6) months after the vesting date.

(7)

Includes 10,000 shares vested on April 12, 2026 pursuant to 100,000 RSUs issued to Mr. Torres on April 9, 2025, in connection with his appointment to the Board. Ten percent of the RSUs vested on April 12, 2026; another 30% vest on April 12, 2027; and the final 60% vest on April 12, 2028. The vested RSUs will be settled in shares of the Company's common stock six (6) months after the vesting date.

(8)

The shares of Series A Preferred Stock have voting rights of 10:1, meaning each share of Series A Preferred Stock has ten (10) common stock votes for each one (1) share of Series A Preferred Stock held.

(9)

Each share of Series B Preferred Stock has voting rights equal to two hundred percent (200%) of the total voting power of all holders of the Company’s common and preferred stock then outstanding, but not including the Series B Preferred Stock divided by the number of shares of Series B Preferred Stock issued and outstanding at the time of voting.

(10)	The Total Voting Power column includes the voting power of the shares of Common Stock, and the shares of Series A and Series B Preferred Stock held by such shareholder.
(11)

The voting power of all of the officers and directors as a group includes the voting power of the shares of common stock held by ACP (an entity controlled by all of the directors of the Company); the voting power of the shares of Series A Preferred Stock held by ACP the voting power of shares of Series A Preferred Stock held directly by the directors and officers; and the voting power of the shares of Series B Preferred Stock held by the directors. It excludes the RSUs held by Mr. Rich and Mr. Torres, and does not double count the shares of common stock or Series A Preferred Stock held indirectly (through ACP) by the directors.

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ACTION

TO (I) APPROVE A CERTIFICATE OF AMENDMENT (THE “CERTIFICATE OF AMENDMENT”)TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO EFFECTUATE A REVERSE SPLIT OF THE SHARES OF COMMON STOCK AND CLASS B COMMON STOCK OF THE COMPANY AT A RATIO OF NOT LESS THAN 1-FOR-1.5 AND NOT GREATER THAN 1-FOR-200, SUCH RATIO TO BE DETERMINED BY THE COMPANY’S BOARD OF DIRECTORS (THE “REVERSE STOCK SPLIT”) AT ANY TIME BEFORE FILING THE CERTIFICATE OF AMENDMENT WITH THE STATE OF NEVADA; (II) APPROVE THE FILING OF THE CERTIFICATE OF AMENDMENT TO EFFECTUATE THE REVERSE STOCK SPLIT; AND (III) AUTHORIZE ANY OTHER ACTION DEEMED NECESSARY TO EFFECTUATE THE REVERSE STOCK SPLIT, WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF OUR STOCKHOLDERS, AT ANY TIME WITHIN 12 MONTHS OF THE APPROVAL OF THE ACTION.

Effective on July 1, 2026, the Company’s Board of Directors (the “Board”) approved, and recommended to the Shareholders of the Company, and on July 1, 2026, the holder of 17,997,000 shares of the Company’s common stock and 18,588,700 shares of Series A Preferred Stock (entitled to ten votes per share, or a total of 185,887,000 votes) (the “Consenting Shareholder”), representing approximately 74% of the total voting power of the Company’s voting securities, approved by written consent in lieu of a special meeting of stockholders, the preparation and filing of a certificate of amendment (the “Certificate of Amendment”) to our Amended and Restated Articles of Incorporation to effectuate a reverse split of the shares of Common Stock and Class B common stock of the Company at a ratio of not less than 1-for-1.5 and not greater than 1-for-200, such ratio to be determined by the Company’s Board of Directors (the “Reverse Stock Split”) at any time before filing the Certificate of Amendment with the State of Nevada; (ii) approve the filing of the Certificate of Amendment to effectuate the Reverse Stock Split; and (iii) authorize any other action deemed necessary to effectuate the Reverse Stock Split, without further approval or authorization of our stockholders, at any time within 12 months of the approval of the Action.

By way of background, the Company previously received Board and Shareholder Approval for a reverse split of the shares of Common Stock and Class B common stock of the Company at a ratio of not less than 1-for-1.5 and not greater than 1-for-20 at the Company’s shareholder meeting held in December 2025. The Action taken as discussed above expanded the possible reverse split ratios.

Effecting the Reverse Stock Split requires that ARTICLE III of our Articles of Incorporation be amended to include a reference to the Reverse Stock Split. The additional text added to ARTICLE III is included in the Certificate of Amendment, which is attached as Appendix A to this Information Statement. The Amendment was approved by the Board of Directors on July 1, 2026, and by ACP on July 1, 2026. If the Board determines that the Amendment is in the best interests of the Company and its shareholders, the Board will file the Amended Articles with the Nevada Secretary of State, and the Board anticipates that the Amendment, as well as the Reverse Stock Split, will be effective upon its filing.

One principal effect of the Reverse Stock Split would be to decrease the number of outstanding shares of our Common Stock and Class B Common Stock. Except for de minimis adjustments that may result from the treatment of fractional shares as described below, the Reverse Stock Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of our Common Stock and Class B Common Stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. The relative voting and other rights that accompany the shares of Common Stock and Class B Common Stock would not be affected by the Reverse Stock Split. The table below sets forth the number of shares of our Common Stock and Class B Common Stock outstanding before and after the Reverse Stock Split based on the shares of Common Stock outstanding as of the Voting Record Date.

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	Prior to the Reverse Stock Split	Assuming a one-for-1.5 Reverse Stock Split	Assuming a one-for-20 Reverse Stock Split	Assuming a one-for-50 Reverse Stock Split	Assuming a one-for-100 Reverse Stock Split	Assuming a one-for-200 Reverse Stock Split
Aggregate Number of Shares of Common Stock	29,626,787	19,751,191	1,481,339	592,536	296,268	148,134
Aggregate Number of Shares of Class B Common Stock	15,374,654	10,249,770	768,732	307,494	153,747	76,874

In the event that the Reverse Stock Split is effectuated, the Certificate of Amendment will not change the authorized number or the par value of our Common Stock or our Class B Common Stock. The Amendment will have no effect on our issued or authorized Preferred Stock. The Reverse Stock Split will result in additional authorized but unissued shares of our Common Stock and Class B Common Stock which will become available to be issued by the Board in its business judgment for all corporate purposes. In this respect, the remaining authorized shares of our Common Stock and Class B Common Stock, and our shares of Preferred Stock may be used for various purposes, including, without limitation, raising capital, providing equity incentives to employees, officers or directors, effecting stock dividends, establishing strategic relationships with other companies and expanding our business through the acquisition of other businesses or products. We do not currently have any plans, proposals or arrangements to issue any of the newly available authorized shares that result from the Reverse Stock Split for any purposes.

Reasons for the Reverse Stock Split

The reasons for up listing to a National Exchange and a Reverse Stock Split are various and wide. However, our Board of Directors believes that none of these reasons is more important than the ability to enhance our business model and to grow shareholder value. There are numerous businesses in the United States that could fit into our business model; however, our Board has found that it is difficult to effectuate merger and acquisition transactions while listed on the OTCQB. It is our Board’s belief that the Company will grow into a larger and more diverse company with a corresponding growth in revenues if we have the focused attention and access to capital that is more available to companies trading on a national exchange.

There can be no assurances that our revenue base will increase, or that we will cause an application to be filed to list our Common Stock for trading on any national exchange, or if we do so, that our application will be accepted, despite the Reverse Stock Split. However, our Board believes that history shows that the likelihood of success is high. The market price of our Common Stock is also based on factors which may be unrelated to the number of shares outstanding. These factors include performance, general economic and market conditions and other factors, many of which are beyond our control.

Our Board also has confidence that the Reverse Stock Split and any resulting increase in the per share price of our Common Stock should enhance the acceptability and marketability of our Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Common Stock, although we have not been told by them that is the reason for not investing in our Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Common Stock. The anticipated Reverse Stock Split is not expected to be in connection with a going private transaction.

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We cannot assure you that the Board will ultimately determine to effect the Reverse Stock Split or if effected, that the Reverse Stock Split will have any of the desired effects described above. More specifically, we cannot assure you that the market price of our Common Stock will not decrease to its pre-split level, or that our market capitalization will be equal to the market capitalization before the Reverse Stock Split.

Certain Risks Associated with the Reverse Stock Split

If the Reverse Stock Split does not result in a proportionate increase in the price of the Common Stock, we may be unable to meet the initial listing requirements of a principal national securities exchange.

We expect that the Reverse Stock Split will increase the market price of the Common Stock so that we will be able to meet the minimum bid price requirement under the listing rules of a principal national securities exchange. However, the effect of the Reverse Stock Split on the market price of the Common Stock cannot be predicted with certainty, and the results of reverse stock splits by companies under similar circumstances have varied. It is possible that the market price of the Common Stock following the Reverse Stock Split will not increase sufficiently for us to meet the minimum bid price requirement. If we are unable meet the minimum bid price requirement, we may not be unable to list our common stock on a principal national securities exchange.

Even if the Reverse Stock Split results in the requisite increase in the market price of the Common Stock, there is no assurance that we will be able to continue to comply with the minimum bid price requirement.

Even if the Reverse Stock Split results in the requisite increase in the market price of the Common Stock to be in compliance with the minimum bid price requirements of a principal national securities exchange, there can be no assurance that the market price of the Common Stock following the Reverse Stock Split will remain at the level required for continued compliance with such requirement. It is not uncommon for the market price of a company’s common stock to decline in the period following a reverse stock split. If the market price of our common stock declines following the implementation of the Reverse Stock Split, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. In any event, other factors unrelated to the number of shares of the Common Stock outstanding, such as negative financial or operational results, could adversely affect the market price of the Common Stock and jeopardize our ability to meet or continue to comply with the minimum bid price requirement.

The Reverse Stock Split may decrease the liquidity of the Common Stock.

The liquidity of the Common Stock may be adversely affected by the Reverse Stock Split given the reduced number of shares that will be outstanding following the Reverse Stock Split, especially if the market price of the Common Stock does not sufficiently increase as a result of the Reverse Stock Split. In addition, the Reverse Stock Split may increase the number of stockholders who own odd lots (less than 100 shares) of the Common Stock, creating the potential for such stockholders to experience an increase in the cost of selling their shares and greater difficulty effecting such sales.

The increased market price of the Common Stock resulting from the Reverse Stock Split may not attract new investors, including institutional investors, and may not satisfy the investing guidelines of those investors, and consequently, the liquidity of the Common Stock may not improve.

Although we believe that a higher market price may help generate greater or broader investor interest in the Common Stock, there can be no assurance that the Reverse Stock Split will result in a per-share price increase sufficient to attract new investors, including institutional investors. Additionally, there can be no assurance that the market price of the Common Stock will satisfy the investing guidelines of those investors. As a result, the trading liquidity of the Common Stock may not necessarily improve following the Reverse Stock Split.

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Potential Disadvantages of the Reverse Stock Split

As noted above, the principal purpose of the Reverse Stock Split would be to help increase the per share market price of our Common Stock by a factor of between 1.5 and 200, depending on the ultimate ratio selected by our Board of Directors. We cannot assure you, however, that the Reverse Stock Split will accomplish the market price objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of Common Stock will increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by permanent increase in the market price of our Common Stock. The price of our Common Stock is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Stock Split, then the value of our Company as measured by our stock capitalization could be reduced.

The number of shares held by each individual stockholder would be reduced if the Reverse Stock Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. This has a disadvantage inasmuch as the transaction costs to stockholders selling “odd lots” are typically higher on a per share basis. Consequently, the Reverse Stock Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

Although our Board believes that the decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Stock Split and the anticipated increase in the market price of our Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Effecting the Reverse Stock Split

If our Board concludes that it is in the best interests of our Company and our stockholders to effect the Reverse Stock Split, Certificate of Amendment will be filed with the Secretary of State of the State of Nevada. The actual timing of the filing of the Certificate of Amendment with the Secretary of State of the State of Nevada to effect the Reverse Stock Split will be determined by our Board. In addition, if for any reason our Board deems it advisable to do so, the Reverse Stock Split may be abandoned at any time prior to the filing of the Certificate of Amendment, without further action by our stockholders. The Reverse Stock Split will be effective as of the date of filing with the Secretary of State of the State of Nevada or at such time and date as specified in the Certificate of Amendment (the “Effective Time”).

Upon the filing of the Certificate of Amendment, without further action on our part or our stockholders, the outstanding shares of Common Stock and Class B Common Stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of Common Stock and Class B Common Stock based on a Reverse Stock Split ratio as determined by the Board. For example, if you presently hold 1,000 shares of our Common Stock, you would hold 500 shares of our Common Stock following the Reverse Stock Split if the ratio is one-for-two.

Application for FINRA Approval

In order to implement the Reverse Stock Split, the Company will make an application with FINRA to process the Corporate Action.

New Common Stock certificates will not be issued on or after the date that FINRA processes the Reverse Stock Split (the “Effective Date”) but may be issued subsequently with respect to any certificates returned to the transfer agent upon a sale, exchange, or for any other purpose following the implementation of the Reverse Stock Split. No fractional shares will be issued in connection with the Reverse Stock Split. Any fractional share will be rounded up to the next whole share in such a manner that every stockholder shall own at least 1 share as a result of the Reverse Stock Split.

The Company’s Common Stock is currently quoted the OTCQB under the symbol “BRQL.” On the Effective Date of the Reverse Stock Split, FINRA will change our symbol from “BRQL” to “BRQLD” for a period of twenty (20) business days to indicate to the brokerage and investment community that the Reverse Stock Split has occurred, following which our symbol will be “BRQL” once again.

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Effect on Outstanding Shares, Options and Certain Other Securities

If the Reverse Stock Split is implemented, the number of shares our Common Stock and out Class B Common Stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our Common Stock and Class B Common Stock owned by each stockholder will remain unchanged except for any de minimis change resulting from rounding up to the nearest number of whole shares so that we are not obligated to issue cash in lieu of any fractional shares that such stockholder would have received as a result of the Reverse Stock Split. The number of shares of our Common Stock that may be purchased upon exercise of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.

Effect on Registration and Stock Trading

Our Common Stock is currently registered under Section 12(g) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. Neither the registration of our Common Stock pursuant to the Exchange Act nor our reporting obligations will be affected by the Reverse Stock Split.

Fractional Shares; Exchange of Stock Certificates

Our Board does not currently intend to issue fractional shares in connection with the Reverse Stock Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of Common Stock and Class B Common Stock they hold before the Reverse Stock Split is not evenly divisible by the Reverse Stock Split ratio that number of shares of Common Stock as rounded up to the nearest whole share. For example, if a stockholder holds 150.25 shares of Common Stock following the Reverse Stock Split, that stockholder will receive a certificate representing 151 shares of Common Stock. No stockholders will receive cash in lieu of fractional shares.

As of the Voting Record Date, we had 81 holders of record of our Common Stock (although we have significantly more beneficial holders). We do not expect the Reverse Stock Split and the rounding up of fractional shares to whole shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Stock Split.

On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing his, her or its post-Reverse Stock Split shares only by sending ClearTrust, LLC, as the exchange agent, the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Stock Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s).

Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Stock Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees. Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

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STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNLESS OR UNTIL REQUESTED TO DO SO.

Authorized Shares

If the Reverse Stock Split is implemented, the Reverse Stock Split would have no effect on the amount of the Company’s authorized stock, which would remain as follows:

325,000,000 shares of Common Stock, par value $0.0001 per share; 50,000,000 shares of Class B Common Stock, par value $0.0001 per share; and 225,000,000 shares of Preferred Stock, par value $0.0001 per share.

In accordance with our Articles of Incorporation, as amended to date, and Nevada law, our shareholders do not have any preemptive rights to purchase or subscribe for any of our unissued or treasury shares.

Anti-Takeover and Dilutive Effects

The purpose of not reducing our authorized Common Stock and Class B Common Stock in connection with the Reverse Stock Split is to facilitate our ability to raise additional capital to support our operations, not to establish any barriers to a change of control or acquisition of our Company. The shares of Common Stock and Class B Common Stock that are authorized but unissued provide our Board with flexibility to effect, among other transactions, public or private refinancings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Reverse Stock Split would give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or the rules of the Exchanges. The Reverse Stock Split is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued Common Stock to impede a takeover attempt. There are no current plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

In addition, the issuance of additional shares of Common Stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of our outstanding Common Stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in us. Holders of our Common Stock are not entitled to preemptive rights or other protections against dilution. Our Board intends to take these factors into account before authorizing any new issuance of shares.

Accounting Consequences

As of the Effective Time, the stated capital attributable to Common Stock and Class B Common Stock on our balance sheet will be lowered and additional paid in capital will be increased by the effect of the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of our Common Stock and Class B Common Stock outstanding.

Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock. This summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to persons that may be subject to special treatment under U.S. federal income tax law or persons that do not hold our Common Stock as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split. All shareholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split.

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No gain or loss should be recognized by a shareholder upon the exchange of pre-Reverse Stock Split shares for post-Reverse Stock Split shares. The aggregate tax basis of the post-Reverse Stock Split shares will be the same as the aggregate tax basis of the pre-Reverse Stock Split shares exchanged in the Reverse Stock Split. A shareholder’s holding period in the post-Reverse Stock Split shares will include the period during which the shareholder held the pre-Reverse Stock Split shares exchanged in the Reverse Stock Split.

The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder. Each shareholder is urged to consult with such shareholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

No Dissenter’s Rights

Under the Nevada Revised Statutes, stockholders will not be entitled to dissenter’s rights with respect to the Action, and the Company does not intend to independently provide stockholders with any such right.

Interest of Certain Persons in Opposition to Matters to be Acted Upon

No officer or director has any substantial interest in the Action other than in their roles as an officer or director and their indirect ownership of securities issued by the Company as set forth under the heading “Security Ownership of Certain Beneficial Owners and Management.”

Costs and Mailing

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company has asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

As the requisite stockholder vote for each of the actions described in this Information Statement was obtained upon the delivery of written consent from the holders of a majority of the votes entitled to be cast by the holders of our equity securities, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This Information Statement is for informational purposes only. Please read this Information Statement carefully.

Householding

Regulations regarding the delivery of copies of information statements to stockholders permit us, banks, brokerage firms and other nominees to send one information statement to multiple stockholders who share the same address under certain circumstances. This practice is known as “householding.” Stockholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. In the event that a stockholder wishes to revoke a “householding” consent previously provided to a bank, broker or other nominee, the stockholder must contact the bank, broker or other nominee, as applicable, to revoke such consent. If a stockholder wishes to receive a separate information statement, we will promptly deliver a separate copy to such stockholder that contacts the Company at 3753 Plaza Dr, Ann Arbor, MI, 48108, or by phone at 734-773-3776. Any stockholders of record sharing an address who now receive multiple copies of our annual reports, proxy statements and information statements, and who wish to receive only one copy of these materials per household in the future should also contact the Company by mail or telephone as instructed above. Any stockholders sharing an address whose shares of Common Stock are held by a bank, broker or other nominee who now receive multiple copies of our annual reports, proxy statements and information statements, and who wish to receive only one copy of these materials per household, should contact the bank, broker or other nominee to request that only one set of these materials be delivered in the future.

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Where You Can Obtain Additional Information

We are required to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC’s web site at www.sec.gov.

We will provide, upon request and without charge, to each stockholder receiving this Information Statement a copy of our Annual Report on Form 10-K for the year ended December 31, 2025, including the financial statements and financial statement schedule information included therein, as filed with the SEC on April 15, 2026. You are encouraged to review the Annual Report together with any subsequent information we have filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting the Company at 3753 Plaza Dr, Ann Arbor, MI, 48108, or by phone at 734-773-3776.

Incorporation of Certain Information by Reference

The SEC allows us to “incorporate by reference” the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information we incorporate by reference is an important part of this Information Statement, and later information that we file with the SEC will automatically update and supersede some of this information. The documents we incorporate by reference are:

(1)	Annual Report on Form 10-K for the year ended December 31, 2025

(2)	Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 2026

We will provide to each person, including any beneficial owner, to whom an Information Statement is delivered, a copy of any or all of the reports or documents that have been incorporated by reference into this Information Statement but not delivered with this Information Statement. We will provide these reports upon written or oral request at no cost to the requester. Please direct your request, either in writing or by telephone, to the Corporate Secretary, c/o the Company at 3753 Plaza Dr, Ann Arbor, MI, 48108, or by phone at 734-773-3776. You may access our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, with the SEC free of charge at our website as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. The information contained in, or that can be accessed through, our website is not incorporated by reference in, and is not part of this Information Statement.

By Order of the Board of Directors, DYNAMIC AEROSPACE SYSTEMS CORPORATION

August 11, 2026	/s/ Kent B. Wilson
CEO / President

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Appendix A

ARTICLES OF AMENDMENT OF

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

DYNAMIC AEROSPACE SYSTEMS CORPORATION

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Certificate of Amendment Adopting

Amended and Restated Articles of Incorporation

of

Dynamic Aerospace Systems Corporation

Dynamic Aerospace Systems Corporation, a corporation duly organized and existing under the laws of the State of Nevada (“Corporation”), hereby amends and restates its Articles of Incorporation in accordance with the provisions of Section 78.403 of the Nevada Revised Statutes, as follows:

First: The current name of the Corporation is Dynamic Aerospace Systems Corporation. The Corporation’s original articles of incorporation were filed with the State of Nevada on February 19, 2021. A Certificate of Correction was filed on April 19, 2021, to correct the number of shares of common stock authorized to be issued. A Certificate of Amendment to Articles of Incorporation was filed on May 12, 2021. Subsequently, on December 18, 2025, the Company filed Amended and Restated Articles of Incorporation to change the name to “Dynamic Aerospace Systems.” However, because the Nevada Secretary of State’s office changed the name to “Dynamic Aerospace Systems, Inc.,” and informed the Company that Nevada corporate law requires the inclusion of a qualifying term such as “Inc.,” “Corp.,” or “Corporation,” on January 5, 2026, the Company filed a Certificate of Correction to change the name of the Company to “Dynamic Aerospace Systems Corporation.”

Second: The Amended and Restated Articles of Incorporation shall read as attached.

Third: The Amended and Restated Articles of Incorporation were duly adopted by a vote of the majority of the shareholders of the corporation acting by written consent on July 1, 2026.

Fourth: The Corporation has the following classes of authorized capital stock: 325,000,000 shares of Common Stock, par value $0.0001 per share, of which 29,626,787 shares were issued and outstanding; 50,000,000 shares of Class B Common Stock, of which 15,374,651 were issued and outstanding; and 225,000,000 shares of Preferred Stock consisting of Series A Preferred Stock: 25,000,000 designated, of which 24,138,552 shares are issued and outstanding; Series A.1 Preferred Stock, 25,000,000 designated, of which 201,667 shares are issued and outstanding; Series B Preferred Stock: 100 shares designated, of which 4 shares are issued and outstanding; Series C Preferred Stock: 329,289 shares designated, of which 329,223 shares are issued and outstanding; Series D Preferred Stock: 115,502 shares designated, of which 115,502 shares are issued and outstanding; Series D.1 Preferred Stock, 25,000,000 designated, of which 1,273,271 shares are issued and outstanding; and Series E Preferred Stock, 25,000,000 designated, of which 323,530 shares are issued and outstanding.

As of the Voting Record Date, the Corporation’s majority shareholder owned 17,997,000 shares of Common Stock (entitled to one vote per share) and 18,588,700 shares of Series A Preferred Stock (entitled to ten votes per share, or a total of 185,887,000 votes). As such, the Corporation’s majority shareholder ACP had approximately 74% of the total voting power of the Company’s securities with regard to the Action, which voting power exceeds the majority of the issued and outstanding voting power of the Company’s securities on the Voting Record Date. The Corporation’s majority shareholder voted to approve the Action and had the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

Dated this     day of September, 2026.

Dynamic Aerospace Systems Corporation

By:
Kent Wilson, Chief Executive Officer

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Amended and Restated

Articles of Incorporation

of

Dynamic Aerospace Systems Corporation

ARTICLE I

CORPORATE NAME

The name of this corporation is: Dynamic Aerospace Systems Corporation.

ARTICLE II

CORPORATE PURPOSE

The Corporation is organized to:

2.1 Undertake and engage in any lawful act or activity for which corporations may be organized under the Nevada Revised Statutes.

ARTICLE III

CAPITALIZATION

3.1 Authorized Capital Stock. The total number of shares which the Corporation shall have the authority to issue is Six Hundred Million (600,000,000) shares of capital stock, such total number of shares consisting of Three Hundred Twenty-five Million (325,000,000) shares of Common Stock, $0.0001 par value per share (the “Common Stock”); Fifty Million (50,000,000) shares of Class B Common Stock, $0.0001 par value per share (the “Class B Common Stock”); and Two Hundred Twenty-five Million (225,000,000) shares of Preferred Stock, $0.0001 par value share (the “Preferred Stock”). All of the shares of the Corporation’s capital stock shall be non-assessable.

3.2 Common Stock. A statement of the designations of the Common Stock and the Class B Common Stock and the powers, preferences, and rights, and the qualifications, limitations, or restrictions thereof is as follows:

(a) Voting Rights.

(i)

The holders of shares of Common Stock shall vote on all matters (including the election of directors) submitted to a vote or for the consent of the stockholders of the Corporation. The holders of shares of Class B Common Stock shall have no voting rights.

(ii)

Each holder of shares of Common Stock shall be entitled to one (1) vote for each share of Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(iii)	The holders of shares of Class B Common Stock shall have no voting rights and shall not be entitled to any votes for each share of Class B Common Stock held by such holder.

(b) Dividends. Subject to the preferences applicable to any series of Preferred Stock, if any, outstanding at any time, the holders of Common Stock shall be entitled to share equally, on a per share basis, in such dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to the Common Stock out of assets or funds of the Corporation legally available therefor; provided, however, that in the event that such dividend is paid in the form of shares of Common Stock or rights to acquire Common Stock, the holders of Common Stock shall receive Common Stock or rights to acquire Common Stock, as the case may be. There shall be no dividends for the Class B Common Stock.

(c) Liquidation. Subject to the preferences applicable to any series of Preferred Stock, if any outstanding at any time, in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, the holders of Common Stock and the Class B Common Stock shall be entitled to share equally, on a per share basis, all assets of the Corporation of whatever kind available for distribution to the holders of Common Stock and the Class B Common Stock.

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(d) Subdivision or Combinations. If the Corporation in any manner subdivides or combines the outstanding shares of either the Common Stock or the Class B Common Stock, the outstanding shares of the other class will be subdivided or combined in the same manner.

(e) Conversion.

(i)	The Common Stock is not convertible into any other shares of the Company’s capital stock.

(ii)

The shares of Class B Common Stock each shall be convertible into one (1) fully paid and non-assessable share of Common Stock at the option of the holder thereof, upon written notice to the transfer agent of the Corporation, subject to the following limitations:

a.

Up to 20% of the total shares of Class B Common Stock held by such Class B Stockholder may convert into shares of Common Stock beginning twelve months following the acquisition of such shares (the “Acquisition Date”) of Class B Common Stock by the Class B Stockholder, whether from the Company or from another Class B Stockholder.

b.

At the end of each twelve-month period following the Acquisition Date, up to an additional 20% of the total shares of Class B Common Stock held by such Class B Stockholder may convert into shares of Common Stock, such that at the end of five (5) years following the Acquisition Date, up to 100% of the shares of Class B Common Stock held by such Class B Stockholder may be converted into shares of Common Stock.

(f) Restrictions on Transfer.

(i)	The shares of Common Stock shall be freely transferrable, subject to all applicable state, federal, and other securities laws.

(ii)	The shares of Class B Common Stock may only be transferred by any Class B Stockholder upon approval of the Company, which the Company may grant or withhold in its sole discretion.

(iii)

In connection with any Company-approved transfer of shares of Class B Common Stock, the Class B Stockholder shall provide to the Company information relating to the new Class B Stockholder, including the name, address, and other information about the new Class B Stockholder necessary for the Company to update its shareholder records for the Class B Common Stock. No transfer of shares of Class B Common Stock shall be effective until the Company has received all such required information.

(iv)	Any transfer of shares of Class B Common Stock not approved in advance by the Company and made pursuant to the conditions set forth in this subsection shall be null and void and of no effect.

(g)

Redemption Rights of Class B Common Stock. The Company shall have the right, but not the obligation, to redeem unconverted shares of Class B Common Stock pursuant to the following terms and conditions:

(i)	During the first year following the issuance of shares of Class B Common Stock by the Company, by paying 100% of the redemption value, which shall be $0.95 per share (the “Redemption Value”).

(ii)	During the second year following the issuance of shares of Class B Common Stock by the Company, by paying 110% of the Redemption Value.

(iii)	During the third year following the issuance of shares of Class B Common Stock by the Company, by paying 120% of the Redemption Value.

(iv)	During the fourth year following the issuance of shares of Class B Common Stock by the Company, by paying 130% of the Redemption Value.

(v)	At any time following the beginning of the fifth year following the issuance of shares of Class B Common Stock by the Company, by paying 140% of the Redemption Value.

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(h) Reissuance of Class B Common Stock. Once converted into or exchanged for shares of Common Stock, such shares of Class B Common Stock shall be authorized but unissued shares of Class B Common Stock which may be reissued.

(i) Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Common Stock.

3.2 Preferred Stock. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

3.3 Common Stock and Class B Common Stock. Except as otherwise required by law or as provided in these Articles of Incorporation or as otherwise provided with respect to the relative rights of shares of Preferred Stock in any Director's Resolution, all shares of Common Stock and Class B Common Stock shall be identical and the holders of shares of Common Stock shall possess voting power and each share of Common Stock shall have one (1) vote.

3.4 Relative Ranking of Common Stock and Class B Common Stock. The Common Stock and Class B Common Stock shall be junior to the Preferred Stock and shall be subject to all of the powers, rights, privileges, preferences and priorities of the Preferred Stock as herein set forth and as may be stated in any Director's Resolution.

3.5 Reverse Stock Split. Effective immediately upon the filing of this Certificate of Amendment of Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada (the “Effective Time”), each [        ] ([         ]) shares of Common Stock then issued and outstanding, or held in the treasury of this corporation, immediately prior to the Effective Time, shall automatically be reclassified and converted into one (1) share of Common Stock, without any further action by this corporation or the respective holders of such shares; and each [            ] ([          ]) shares of Class B Common Stock then issued and outstanding, or held in the treasury of this corporation, immediately prior to the Effective Time, shall automatically be reclassified and converted into one (1) share of Class B Common Stock, without any further action by this corporation or the respective holders of such shares (collectively, the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. A holder of Common Stock or Class B Common Stock who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split will receive one whole share of Common Stock or Class B Common Stock, as applicable, in lieu of such fractional share.

ARTICLE 4

REGISTERED OFFICE AND AGENT

The street address of the registered office of the Corporation is 732 S 6th ST, STE R, Las Vegas, Nevada 89101. The name of the Corporation's initial registered agent at that office is Registered Agents Inc. Upon completion of filing of these Amended and Restated Articles of Incorporation with the Nevada Secretary of State, the Secretary of State may send a copy of these Amended and Restated Articles to the registered agent at the above address of the Corporation's registered office.

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ARTICLE 5

INDEMNIFICATION OF OFFICERS AND

DIRECTORS

To the fullest extent permitted by the Nevada Revised Statutes or any other applicable law as now in effect or as it may hereafter be amended, and within the meaning of and in accordance with NRS 78.7502:

5.1 No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for any action taken or any failure to take any action as a director, except as provided in this ARTICLE 5.

5.2 The limitation of liability contemplated in this ARTICLE 5 shall not extend to (a) the amount of a financial benefit received by a director to which he is not entitled, (b) an intentional infliction of harm on the Corporation or its shareholders, (c) a violation of NRS 78.300, or (d) an intentional violation of criminal law.

5.3 Any repeal or modification of this ARTICLE 5 by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

5.4 Without limitation, this ARTICLE 5 shall be applied and interpreted, and shall be deemed to incorporate, any provision of the Nevada Revised Statutes, as the same exists or may hereafter be amended, as well as any applicable interpretation of Nevada law, so that personal liability of directors and officers of the Corporation to the Corporation or its shareholders, or to any third person, shall be eliminated or limited to the fullest extent as from time to time permitted by Nevada law.

ARTICLE 6

AMENDED AND RESTATED ARTICLES

These Amended and Restated Articles of Incorporation supersede the Corporation’s Articles of Incorporation and all amendments thereto.

DATED the     day of September, 2026.

By:
Kent B. Wilson
Chief Executive Officer and Chairman

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